UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report): June 13, 2005 (June 8, 2005)

DEVON ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-32318	73-1567067
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK	73102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

     On June 8, 2005, the stockholders of Devon Energy Corporation (the “Company”) approved the Company’s 2005 Long Term Incentive Plan (the “2005 Plan”). A description of the 2005 Plan is incorporated from pages 16 through 21 of the Company’s proxy statement dated April 26, 2005.

     Effective June 8, 2005, each member of the Board of Directors of Devon Energy Corporation was granted 2,000 shares of restricted stock to vest 25% per year beginning June 8, 2006, and 2,000 stock options to purchase common stock of the Company at $47.55 per share, the closing price of the common stock as quoted by the New York Stock Exchange. Such options vest on June 8, 2005 and expire on June 7, 2013. The restricted stock and stock option grants were made under the 2005 Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION

By: /s/ Janice A. Dobbs
      Janice A. Dobbs
      Corporate Secretary

Date: June 13, 2005